UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001569414

WFRBS Commercial Mortgage Trust 2013-C12

(Exact name of issuing entity)

 Central Index Key Number of the registrant: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A. (formerly known as NCB, FSB)

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542105

Basis Real Estate Capital II, LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555501

Liberty Island Group I LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000729153

NatWest Markets Plc (formerly known as The Royal Bank of Scotland plc)

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541615

RBS Financial Products Inc.

(Exact name of sponsor as specified in its charter)

New York	333-172366-06	38-3903319 38-3903320 38-3903321 38-7092921
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(410) 884-2000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 6 - Asset-Backed Securities

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator was required to make distributions to the Certificateholders on the November 18, 2019 Distribution Date.  In October, there was a Deposit and Withdrawal at Custodian (DWAC) to move the Class F position from the 144A CUSIP to the Accredited Investor CUSIP.  During the course of the transaction, there was an administrative error where the proper payments were not updated in the Certificate Administrator's system which resulted in the Class F Certificateholders not receiving its interest payment of $49,387.92 on the Distribution Date.  The funds were not discovered until December 9, 2019 at which time holders of such certificates were paid.  There were no modifications to the distribution report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: December 10, 2019
	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President